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                                                                    EXHIBIT (24)


                               POWER-OF-ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the persons whose signature appears below hereby constitutes and appoints CHRISTINE A. NIXON AND MALLARY L. REZNIK or each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.


     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacity and on the dates indicated.


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
        SIGNATURE                      TITLE                        DATE
        ---------                      -----                        ----

/s/ ELI BROAD                President, Chief Executive         June 21, 2000
-----------------------       Officer, and Chairman of
Eli Broad                              Board
                           (Principal Executive Officer)


/s/ N. SCOTT GILLIS          Senior Vice President and          June 21, 2000
-----------------------              Director
N. Scott Gillis


/s/ MAURICE HERBERT             Vice President and              June 21, 2000
-----------------------             Controller
Maurice Herbert           (Principal Accounting Officer)


/s/ JAMES R. BELARDI         Senior Vice President and          June 21, 2000
-----------------------              Director
James R. Belardi


/s/ JANA W. GREER            Senior Vice President and          June 21, 2000
-----------------------              Director
Jana W. Greer


/s/ JAY S. WINTROB          Executive Vice President and        June 21, 2000
-----------------------              Director
Jay S. Wintrob


/s/ MARC H. GAMSIN          Senior Vice President and           June 21, 2000
-----------------------              Director
Marc H. Gamsin


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